Exhibit 99.1

PINNACLE ENTERTAINMENT ANNOUNCES PROPOSED PRIVATE OFFERING OF ADDITIONAL

SENIOR NOTES

LAS VEGAS, October 6, 2016 — Pinnacle Entertainment, Inc. (NASDAQ:PNK) (“Pinnacle”) announced today that it intends to offer, subject to market and customary conditions, an additional $100.0 million in aggregate principal amount of its 5.625% Senior Notes due 2024 (the “additional 2024 notes”). The additional 2024 notes to be issued in this offering will constitute a further issuance of, and form a single series with, the $375.0 million in aggregate principal amount of 5.625% Senior Notes due 2024 that Pinnacle issued on April 28, 2016. The additional 2024 notes are expected to be fungible with the existing 2024 notes.

Pinnacle intends to use the net proceeds from the proposed offering to repay a portion of the outstanding borrowings under its revolving credit facility.

The securities proposed to be offered have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and may not be offered or sold in the United States or to any U.S. persons absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. The securities will be offered only to “qualified institutional buyers” under Rule 144A of the Securities Act or, outside the United States, to persons other than “U.S. persons” in compliance with Regulation S under the Securities Act.

This press release is issued pursuant to Rule 135c of the Securities Act, is for informational purposes only and shall not constitute an offer to sell nor the solicitation of an offer to buy the securities. The offering of the securities will not be made to any person in any jurisdiction in which the offer, solicitation or sale is unlawful. The offering has not been approved by any gaming regulatory authority having jurisdiction over any of Pinnacle’s casino operations.

Forward Looking Statements

All statements included in this press release, other than historical information or statements of historical fact, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Words such as, but not limited to, “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “could,” “may,” “will,” “should,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements, may include, without limitation, statements regarding Pinnacle’s expectations with respect to the proposed offering of the Notes. There is no assurance that the proposed offering of the additional 2024 notes will be completed, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. These risks and uncertainties include (a) market conditions for corporate debt generally, for the securities of gaming, hospitality and entertainment companies and for Pinnacle’s indebtedness in particular; (b) the timing and ability of Pinnacle to consummate the proposed offering; (c) the anticipated use of proceeds and difficulties, delays or unexpected costs in offering the additional 2024 notes; and (d) the ability and timing to obtain required regulatory approvals. All forward-looking statements rely on a number of assumptions, estimates and data concerning future results and events and are subject to a number of uncertainties and other factors, many of which are outside Pinnacle’s control that could cause actual results to differ materially from those reflected in such statements. Accordingly, Pinnacle cautions that the forward-looking statements contained herein are qualified by these and other important factors and uncertainties that could cause results to differ materially from those reflected by such statements. For more information on the potential factors, please review Pinnacle’s filings with the SEC, including, but not limited to, Pinnacle’s Registration Statement on Form 10, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K.

Contact:

Vincent J. Zahn, CFA

Vice President &Treasurer

702/541-7777/investors@pnkmail.com

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